UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

_________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report: March 14, 2019

(Date of earliest event reported)

VISTA GOLD CORP.

(Exact Name of Registrant as Specified in Charter)

British Columbia, Canada

(State or Other Jurisdiction of Incorporation)

1-9025 (Commission File Number)	Not Applicable (IRS Employer Identification No.)

7961 Shaffer parkway, suite 5, littleton, colorado 80127

(Address of Principal Executive Offices and Zip Code)

Registrant’s telephone number, including area code:   (720) 981-1185

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 14, 2019, Deborah Friedman was appointed as a director of Vista Gold Corp. (the “Company”).

Ms. Friedman was Senior of Counsel at Davis Graham & Stubbs LLP; Partner, Davis Graham & Stubbs LLP from August 2000 to December 2016 and of counsel from May 1999 to August 2000. Ms. Friedman was Senior Vice President, General Counsel and Corporate Secretary of Apex Silver Mines Corporation and its successor Gold Minerals Company from July 2007 to December 2015. Ms. Friedman served as the head of Davis Graham & Stubbs’ Corporate Department and on the firm’s Executive Committee for a number of years. Ms. Friedman held various positions in the law department of Cyprus Amax Mineral Company from 1982 through 1994, including General Counsel and Associate General Counsel, and served as Vice President and General Counsels of AMAX Gold Inc. from 1994 to 1998. Ms. Friedman graduated from the University of Illinois in 1974 with a Bachelor of Arts Degree in History and received her Juris Doctor degree from the University of Michigan in 1977.

Ms. Friedman does not have a family relationship with any other member of the Board of Directors or any executive officer of the Company, and Ms. Friedman has not been a participant or had any interest in any transaction with the Company that is reportable under Item 404(a) of Regulation S-K. There is no arrangement or understanding between any of the Company’s officers and directors and Ms. Friedman pursuant to which she was selected to serve as a director.

In connection with her appointment, Ms. Friedman will receive compensation pursuant the Company’s standard director compensation policies as disclosed in the Company’s definitive proxy statement on Schedule 14A as filed with the Commission on March 16, 2018.

Item 7.01  Regulation FD

On March 14, 2019, the Registrant issued a press release that announced that it has increased the size of its Board of Directors from six to seven, and appointed Ms. Deborah Friedman as a director of the Company.

A copy of the press release is attached to this report as Exhibit 99.1. In accordance with General Instruction B.2 of Form 8-K, the information set forth herein and in the press release is deemed to be “furnished” and shall not be deemed to be “filed” for purposes of the Securities Exchange Act of 1934, as amended and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing. The information set forth in Item 7.01 of this report shall not be deemed an admission as to the materiality of any information in this report on Form 8-K that is required to be disclosed solely to satisfy the requirements of Regulation FD.

Item 9.01 Exhibits

99.1	Press Release dated March 14, 2019*

*The Exhibit relating to Item 7.01 is intended to be furnished to, not filed with, the SEC pursuant to Regulation FD.

SIGNATURES

In accordance with the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

VISTA GOLD CORP. (Registrant)

Dated: March 20, 2019	By:	/s/John F. Engele
John F. Engele
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release dated March 14, 2019*

*The Exhibit relating to Item 7.01 is intended to be furnished to, not filed with, the SEC pursuant to Regulation FD.